Annual Report

U.S.
Treasury
Funds

May 31, 2000

T. Rowe Price


REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

U.S. Treasury Funds

o Interest rates rose during the last six months, benefiting money market funds but pressuring intermediate-term bonds. Government buybacks supported long-term bond prices.

o The U.S. Treasury Money Fund posted favorable 6- and 12-month returns, surpassing its average competitor.

o The U.S. Treasury Intermediate Fund outperformed its Lipper peer group average in both periods, as income more than offset falling bond prices.

o The U.S. Treasury Long-Term Fund outpaced its Lipper benchmark in both periods because of its income advantage.

o We believe the Fed will raise rates once or twice more, but the bond environment should improve if the economy shows definite signs of slowing.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Fellow Shareholders

The U.S. economy expanded briskly during the six months ended May 31, 2000, but some signs of slowing emerged late in the period. To contain inflation, the Federal Reserve boosted short-term interest rates three times since February, and six times in the last 12 months. Rising rates lifted money market funds but hurt prices of intermediate-term bond funds. Long-term bond funds recovered from early weakness after the Treasury initiated a buyback program.


MARKET ENVIRONMENT

Despite a long spell of rising interest rates, the country's GDP expanded at a robust annualized rate of 5.4% in the first quarter of 2000. Consumer spending remained strong, and the labor market tightened further, sending the unemployment rate to a 30-year low of 3.9% in April. With energy prices rising and the nation's trade deficit plunging to new depths, the Federal Reserve stepped up its campaign to slow the economy and keep inflation from accelerating. The Fed increased the key federal funds target rate by 100 basis points (one percentage point) during the six-month period ending May 31, 2000, and a total of 175 basis points in the last year. The most recent rate hike-50 basis points on May 16-lifted the fed funds target rate to 6.50%.

Interest Rate Levels

                         30-Year               5-year               90-Day
                         Treasury              Treasury             Treasury
                         Bond                  Note                 Bill

5/31/1999                5.80                  5.51                 4.65
                         6.03                  5.76                 4.77
                         6.05                  5.75                 4.71
8/31                     6.08                  5.86                 4.96
                         6.09                  5.81                 4.88
                         6.30                  6.09                 5.13
11/30                    6.22                  6.03                 5.28
                         6.46                  6.33                 5.33
                         6.57                  6.63                 5.59
2/29                     6.13                  6.59                 5.81
                         5.94                  6.42                 5.88
                         5.95                  6.42                 5.78
5/31/2000                6.14                  6.65                 5.92

Ninety-day Treasury bill yields rose sharply in the last six months, tracking the Fed's moves. In contrast, intermediate-term yield increases were muted-and long-term yields declined-after the Treasury Department announced a $30 billion "buyback" program. The proposed reduction in older, higher-yielding federal debt sent shock waves through the bond market, and investors scrambled to buy Treasuries with long-term maturities. The increased demand for longer-term bonds contributed to a rare inversion of the Treasury yield curve, as 30-year and, to a lesser extent, 10-year Treasury yields plunged below the two-year yield.

The growing federal budget surplus made the buyback program possible. Estimates for the government's fiscal year 2000 surplus are approaching $240 billion-a stark contrast to the record $290 billion deficit just eight years ago. In addition, the surplus further reduced the Treasury's borrowing needs, enabling it to change the frequency of its one-year T-bill auctions from monthly to quarterly.


U.S. TREASURY MONEY FUND

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 5/31/00                    6 Months          12 Months
--------------------------------------------------------------------------------

U.S. Treasury Money Fund                    2.55%             4.75%

Lipper U.S. Treasury
Money Market Funds Average                  2.46              4.64

Your investment in the U.S. Treasury Money Fund is neither insured nor guaranteed by the U.S. government.

Your fund posted 6- and 12-month returns of 2.55% and 4.75%, respectively, surpassing the Lipper benchmark's results for the same periods. The continued rise in interest rates helped increase the fund's six-month dividend per share. In addition, the fund's seven-day compound yield climbed from 4.57% to 5.48% during the last six months.

We extended the fund's average maturity prior to the new year to avoid short-term supply and demand considerations. After the Year 2000 transition, we trimmed the average maturity because we anticipated-correctly-that the strong economy would lead to additional Fed rate hikes. Staying short enables us to purchase newer Treasuries with higher interest rates more quickly. The fund's average maturity on May 31 was 58 days, down from 69 days on November 30, 1999. To help us achieve this posture and maintain liquidity in an environment with reduced Treasury issuance, we structured the portfolio like a "ladder," in which we equally emphasized short-, intermediate-, and long-term Treasuries within the money market universe.


U.S. TREASURY INTERMEDIATEFUND

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 5/31/00                        6 Months          12 Months
--------------------------------------------------------------------------------

U.S. Treasury Intermediate Fund                 1.67%              1.97%

Lipper Average of Intermediate
U.S. Treasury Funds                             1.40               1.80

Salomon Smith Barney 1-7 Year
Treasury Index                                  1.87               3.59

Fund returns were modest as prices of intermediate-term Treasuries fell when interest rates rose. However, income of $0.14 more than offset the principal decline to provide a positive six-month return of 1.67%, which exceeded the 1.40% gain for the Lipper peer group average. The fund's 12-month relative performance was also favorable: 1.97% versus 1.80% for the Lipper benchmark.
For comparison purposes, we also show the Salomon Smith Barney 1-7 Year Treasury Index. The fund lagged this benchmark in both periods because the index had a shorter average maturity. Treasuries with short maturities typically hold up better than longer-term issues in a rising interest rate environment.

Because we expected rates to continue rising, we shortened the fund's duration from 4.6 years on November 30 to 4.1 years on May 31. This helped reduce the effect of rate increases and enabled the fund to outperform its Lipper benchmark. (Duration is a measure of a bond fund's price sensitivity to interest rate changes; longer durations mean potential for greater price fluctuation.) Although some signs of slower economic growth appeared in late May, we will remain cautious about changing our duration strategy until we see clearer signals about the direction of the economy and interest rates.

Another factor that helped our relative performance in the last six months was the purchase of additional Treasury inflation-protected securities (TIPS), which offer a 4% "real" (inflation-adjusted) return. These securities act as a hedge against inflation since their principal value is adjusted monthly to reflect changes in the consumer price index. TIPS increase the portfolio's diversification and, when interest rates rise, help offset negative returns from conventional Treasury securities.

The fund had about 14% of assets in U.S. government mortgage-backed securities at the end of May, near its 15% limit. These issues provide a yield advantage over comparable Treasuries yet have the same high credit quality. In addition, when rates rise, they tend to perform better than Treasuries because of reduced prepayment risk and also because their yields are higher.


U.S. TREASURY LONG-TERM FUND

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 5/31/00                       6 Months        12 Months
--------------------------------------------------------------------------------

U.S. Treasury Long-Term Fund                   4.49%            2.43%

Lipper Average of General
U.S. Treasury Funds                            3.10             2.14

Salomon Smith Barney
Treasury Index                                 2.94             3.35

Your fund had a solid 4.49% return in the last six months but only 2.43% for the 12-month period, when rising rates sent bond prices lower. The six-month return reflects $0.31 dividend income and $0.04 price appreciation, while 12-month performance represents $0.62 of dividend income that more than offsets a $0.49 share price decline.

The fund outperformed the Lipper Average of General U.S. Treasury Funds in both periods, as you can see in the Performance Comparison table, because our emphasis on long-term Treasuries gave us an income advantage over the average competitor. For comparison purposes, we also show the Salomon Smith Barney Treasury Index, which has somewhat more defensive characteristics (such as a shorter duration) than your fund. The fund surpassed this index for the last six months, but not for the 12-month period, because a shorter duration was advantageous when long-term rates rose in the first half of the fund's fiscal year.

We trimmed the fund's duration in the last six months from 10.2 years to 9.5 years. (See U.S. Treasury Intermediate for an explanation of duration.) This strategy helped moderate the negative effect of rising rates, but also limited our gains when long-term Treasuries rallied in the spring. To achieve the 9.5-year duration, we structured the portfolio like a "barbell," with an emphasis on the extremes of the Treasury bond market: 30-year bonds at one end, and short- to intermediate-term maturities at the other. The longer-term issues, as well as our positions in zero-coupon bonds, benefited most from the January-April bond rally. The fund's duration is in line with that of our peer group, but the portfolio is very sensitive to interest rate changes because of our significant holdings of longer-term Treasuries.

We also maintained a 14% position in U.S. government mortgage-backed securities, near the 15% maximum. These securities, which offer a nice income advantage over Treasuries yet the same high credit quality, made a solid contribution to the fund's relative performance in the last six months. In addition, they tend to perform better than Treasuries in a rising interest rate environment because of the decline in mortgage prepayment activity and because of their higher yields.

Finally, we have been trimming our exposure to Treasury inflation-protected securities (TIPS), which have performed well in the last 12 months as inflation concerns and interest rates have increased. (See also the discussion of TIPS in the U.S. Treasury Intermediate Fund section.) These securities have shorter durations than those of the bonds we usually purchase and, strategically, are more appropriate for the intermediate Treasury fund.


OUTLOOK

We believe the Federal Reserve will raise short-term interest rates at least one or two more times-perhaps 25 to 50 basis points-to slow the economy and keep inflation in check. The Treasury yield curve will probably remain inverted until the Fed finishes tightening monetary policy, but yields may decline in response to technical factors (such as reduced Treasury issuance), stock market volatility, or solid evidence of slower economic growth.

Money fund investors should continue to benefit from recent short-term rate increases. For bond investors, the market environment should become more favorable if the economy slows and interest rates stabilize or decline.

Respectfully submitted,

William T. Reynolds
President

June 14, 2000


T. Rowe Price U.S. Treasury Funds
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

KEY STATISTICS

                                                     11/30/99     5/31/00
U.S. Treasury Money Fund
--------------------------------------------------------------------------------

Price Per Share                                      $  1.00      $  1.00

Dividends Per Share
  For 6 months                                         0.021        0.025
  For 12 months                                        0.042        0.046

Dividend Yield (7-Day Compound) *                       4.57%        5.48%

Weighted Average Maturity (days)                          69           58

Weighted Average Quality **                          First Tier   First Tier


U.S. Treasury Intermediate Fund

Price Per Share                                      $  5.07      $  4.96

Dividends Per Share
  For 6 months                                          0.14         0.14
  For 12 months                                         0.27         0.28

Dividend Yield *
  For 6 months                                          5.37%        5.78%
  For 12 months                                         5.38         5.71

30-Day Standardized Yield                               6.10         6.89

Weighted Average Maturity (years)                        6.1          5.8

Weighted Average Effective Duration (years)              4.6          4.1

Weighted Average Quality ***                             AAA          AAA
                                                  (continued on next page)


T. Rowe Price U.S. Treasury Funds
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

KEY STATISTICS

                                                     11/30/99     5/31/00
U.S. Treasury Long-Term Fund
--------------------------------------------------------------------------------

Price Per Share                                      $ 10.54      $ 10.58

Dividends Per Share
  For 6 months                                          0.31         0.31
  For 12 months                                         0.62         0.62

Dividend Yield *
  For 6 months                                          5.99%        5.96%
  For 12 months                                         6.06         6.05

30-Day Standardized Yield                               6.06         6.27

Weighted Average Maturity (years)                       17.2         15.7

Weighted Average Effective Duration (years)             10.2          9.5

Weighted Average Quality ***                             AAA          AAA

* Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value per share at the end of the period.

** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.
***  Based on T. Rowe Price research.

Note: Investments in the U.S. Treasury Funds are not insured or guaranteed by the U.S. government.


T. Rowe Price U.S. Treasury Funds
--------------------------------------------------------------------------------

Performance Comparison

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


U.S. TREASURY MONEY FUND
--------------------------------------------------------------------------------
                                    Lipper
                                    U.S. Treasury
                                    Money Market              U.S. Treasury
                                    Funds Average             Money Fund

5/31/90                             10,000                    10,000
5/91                                10,697                    10,673
5/92                                11,185                    11,153
5/93                                11,497                    11,454
5/94                                11,800                    11,754
5/95                                12,339                    12,293
5/96                                12,957                    12,916
5/97                                13,569                    13,528
5/98                                14,231                    14,192
5/99                                14,859                    14,826
5/00                                15,557                    15,529


U.S. TREASURY INTERMEDIATE FUND
--------------------------------------------------------------------------------

                                    Salomon
                                    Smith Barney
                                    1-7 Year                  U.S. Treasury
                                    Treasury Index            Intermediate Fund

5/31/90                             10,000                    10,000
5/91                                11,168                    11,123
5/92                                12,407                    12,381
5/93                                13,577                    13,704
5/94                                13,780                    13,800
5/95                                14,937                    15,081
5/96                                15,787                    15,612
5/97                                16,868                    16,624
5/98                                18,220                    18,216
5/99                                19,154                    18,996
5/00                                19,842                    19,371


T. Rowe Price U.S. Treasury Funds

Performance Comparison
--------------------------------------------------------------------------------

U.S. TREASURY LONG-TERMFUND
--------------------------------------------------------------------------------

                                    Salomon
                                    Smith Barney              U.S. Treasury
                                    Treasury Index            Long-Term Fund

5/31/90                             10,000                    10,000
5/91                                11,193                    11,084
5/92                                12,536                    12,393
5/93                                14,059                    14,131
5/94                                14,216                    14,118
5/95                                15,765                    16,270
5/96                                16,393                    16,437
5/97                                17,614                    17,746
5/98                                19,607                    21,043
5/99                                20,477                    21,686
5/00                                21,162                    22,212


Average Annual Compound Total Return

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 5/31/00               1 Year     3 Years     5 Years     10 Years
--------------------------------------------------------------------------------

U.S. Treasury Money Fund              4.75%      4.71%       4.79%        4.50%

U.S. Treasury Intermediate Fund       1.97       5.23        5.13         6.84

U.S. Treasury Long-Term Fund          2.43       7.77        6.42         8.31

Investment return represents past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase, as their principal value will fluctuate. Investments in the Money Fund are not insured or guaranteed by the FDIC or any other government agency. Although it seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.


T. Rowe Price U.S. Treasury Money Fund
--------------------------------------------------------------------------------

Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                             Year
                            Ended
                          5/31/00    5/31/99    5/31/98    5/31/97    5/31/96

NET ASSET VALUE
Beginning of period      $  1.000   $  1.000   $  1.000   $  1.000   $  1.000

Investment activities
  Net investment income
  (loss)                    0.046      0.044      0.048      0.046      0.050
Distributions
  Net investment income    (0.046)    (0.044)     0.048)    (0.046)    (0.050)

NET ASSET VALUE
End of period            $  1.000   $  1.000   $  1.000   $  1.000   $  1.000

Ratios/Supplemental Data
Total return(diamond)        4.75%      4.46%      4.91%      4.74%      5.08%

Ratio of total expenses
to average net assets        0.48%      0.51%      0.51%      0.56%      0.53%

Ratio of net investment
income (loss) to average
net assets                   4.66%      4.37%      4.82%      4.65%      4.93%

Net assets, end
of period
(in thousands)           $927,410   $889,945   $846,586   $821,075   $760,010

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price U.S. Treasury Intermediate Fund
--------------------------------------------------------------------------------

Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                             Year
                            Ended
                          5/31/00    5/31/99    5/31/98    5/31/97    5/31/96

NET ASSET VALUE
Beginning of period      $   5.19   $   5.30   $   5.12   $   5.11   $   5.25

Investment activities
  Net investment income
  (loss)                     0.28       0.27       0.30       0.31       0.33
  Net realized and
  unrealized gain (loss)    (0.18)     (0.04)      0.18       0.01      (0.14)

  Total from
  investment activities      0.10       0.23       0.48       0.32       0.19

Distributions
  Net investment income     (0.28)     (0.27)     (0.30)     (0.31)     (0.33)
  Net realized gain         (0.05)     (0.07)      --         --         --

  Total distributions       (0.33)     (0.34)     (0.30)     (0.31)     (0.33)

NET ASSET VALUE
End of period            $   4.96   $   5.19   $   5.30   $   5.12   $   5.11

Ratios/Supplemental Data
Total return(diamond)        1.97%      4.28%      9.58%      6.48%      3.52%

Ratio of total expenses
to average net assets        0.64%      0.62%      0.61%      0.64%      0.65%

Ratio of net investment
income (loss) to average
net assets                   5.49%      5.02%      5.72%      6.11%      6.14%

Portfolio turnover rate      48.5%      61.2%     112.8%      57.9%      40.7%

Net assets, end
of period
(in thousands)           $230,350   $255,987   $203,027   $180,609   $174,176

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price U.S. Treasury Long-Term Fund
--------------------------------------------------------------------------------

Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                             Year
                            Ended
                          5/31/00    5/31/99    5/31/98    5/31/97    5/31/96

NET ASSET VALUE
Beginning of period      $  11.07   $  11.39   $  10.17   $  10.02   $  10.54

Investment activities
  Net investment income
  (loss)                     0.62       0.62       0.63       0.63       0.65*
  Net realized and
  unrealized gain (loss)    (0.38)     (0.25)      1.22       0.15      (0.52)

  Total from
  investment activities      0.24       0.37       1.85       0.78       0.13

Distributions
  Net investment income     (0.62)     (0.62)     (0.63)     (0.63)     (0.65)
  Net realized gain         (0.11)     (0.07)      --         --         --

  Total distributions       (0.73)     (0.69)     (0.63)     (0.63)     (0.65)

NET ASSET VALUE
End of period            $  10.58   $  11.07   $  11.39   $  10.17   $  10.02

Ratios/Supplemental Data

Total return(diamond)        2.43%      3.06%     18.58%      7.97%      1.02%*

Ratio of total expenses
to average net assets        0.64%      0.66%      0.67%      0.80%      0.80%*

Ratio of net investment
income (loss) to average
net assets                   5.89%      5.30%      5.71%      6.22%      6.05%*

Portfolio turnover rate      21.7%      74.1%      80.8%      67.6%      60.1%

Net assets, end
of period
(in thousands)           $299,840   $333,535   $275,850   $ 71,263   $ 70,326

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
       * Excludes expenses in excess of a 0.80% voluntary expense limitation in effect through 5/31/99.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price U.S. Treasury Money Fund
--------------------------------------------------------------------------------
                                                                   May 31, 2000

Statement of Net Assets                                     Par        Value
--------------------------------------------------------------------------------
                                                               In thousands

U.S. TREASURY OBLIGATIONS  98.7%

U.S. Treasury Bills

     5.075%, 6/8/00                                  $   40,000   $   39,961

     5.17%, 7/13/00                                      30,000       29,819

     5.305%, 7/20/00                                     40,000       39,711

     5.315%, 7/20/00                                      1,204        1,195

     5.38%, 7/20/00                                       4,707        4,673

     5.40%, 7/20/00                                       2,153        2,137

     5.47%, 7/6/00                                          297          295

     5.51%, 6/8/00                                       10,000        9,989

     5.55%, 6/8 - 7/6/00                                 20,616       20,591

     5.553%, 6/15/00                                     50,000       49,892

     5.56%, 7/6/00                                        2,682        2,667

     5.58%, 7/6/00                                        5,621        5,591

     5.62%, 7/6/00                                       10,105       10,050

     5.64%, 7/6/00                                       29,798       29,635

     5.65%, 7/6/00                                        9,053        9,003

     5.67%, 7/6/00                                        2,188        2,176

     5.69%, 6/8/00                                       30,000       29,967

     5.70%, 7/20/00                                       5,760        5,715

     5.745%, 7/13/00                                     30,000       29,799

     5.75%, 7/20/00                                      40,000       39,687

     5.755%, 10/19/00                                    20,000       19,552

     5.77%, 6/22/00                                      59,113       58,914

U.S. Treasury Notes

     4.00%, 10/31/00                                     20,000       19,804

     5.75%, 10/31/00                                     50,000       49,857

     5.875%, 6/30/00                                     75,000       75,008

     6.00%, 8/15/00                                     100,000       99,994

     6.125%, 7/31/00                                    100,000      100,027

     6.25%, 8/31/00                                     120,000      120,041

     8.75%, 8/15/00                                      10,000       10,055

Total U.S. Treasury Obligations (Cost $915,805)                      915,805


Total Investments in Securities

98.7% of Net Assets (Cost $915,805)                               $  915,805

Other Assets Less Liabilities                                         11,605

NET ASSETS                                                        $  927,410
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income -
net of distributions                                              $       82

Accumulated net realized gain/loss -
net of distributions                                                     215

Paid-in-capital applicable to 927,191,071
shares of $0.01 par value capital stock
outstanding; 2,000,000,000 shares
of the Corporation authorized                                        927,113

NET ASSETS                                                        $  927,410
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $     1.00
                                                                  ----------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price U.S. Treasury Intermediate Fund
--------------------------------------------------------------------------------
                                                                 May 31, 2000

Statement of Net Assets                              Par/Shares        Value
--------------------------------------------------------------------------------
                                                              In thousands

U.S. GOVERNMENT OBLIGATIONS  78.8%

U.S. Treasury Obligations  78.8%

U.S. Treasury Bonds
     9.375%, 2/15/06                                 $    5,150   $    5,824

     11.625%, 11/15/04                                    3,800        4,514

     12.00%, 5/15/05                                     19,300       23,570

U.S. Treasury Inflation-Indexed Notes
     3.375%, 1/15/07                                      8,043        7,663

     3.625%, 7/15/02                                     16,694       16,549

U.S. Treasury Notes
     Zero Coupon, 2/15/05                                 4,700        3,464

     6.00%, 8/15/09                                       2,500        2,437

     6.125%, 8/15/07                                     24,200       23,681

     6.25%, 2/15/07                                       5,000        4,929

     6.50%, 5/15/05 - 2/15/10                            68,910       68,975

     7.00%, 7/15/06                                       3,700        3,779

     7.50%, 2/15/05                                      15,500       16,043

Total U.S. Government Obligations (Cost $186,710)                    181,428


U.S. GOVERNMENT MORTGAGE-BACKED

SECURITIES  13.9%

U.S. Government Guaranteed Obligations  13.9%

Government National Mortgage Assn.
         I
     6.00%, 12/15/08 - 3/15/11                              688          648

     6.50%, 8/15/02 - 2/15/29                            16,914       15,852

     7.00%, 7/15/16 - 6/15/28                             2,777        2,686

     7.50%, 10/15/07 - 8/15/29                            2,793        2,767

     8.00%, 2/15/08 - 12/15/29                            5,100        5,118

     8.50%, 8/15/04 - 4/15/23                               772          785

     9.00%, 5/15/01 - 11/15/25                              583          592

     9.50%, 12/15/24 - 5/15/25                              501          523

     10.00%, 8/15/19                                         70           75

     10.50%, 11/15/14                                       113          122

     11.00%, 12/15/09 - 12/15/19                            575          628

     11.50%, 3/15/10 - 2/15/18                            1,016        1,115

     12.50%, 10/15/13 - 3/15/15                              98          109

Government National Mortgage Assn.
  II
     9.00%, 10/20/16 - 2/20/27                       $       86   $       88

     9.50%, 1/20 - 11/20/25                                 113          117

     10.50%, 1/20/16 - 6/20/19                              389          418

  GPM, I, 11.00%, 9/15/10                                    30           33

  Midget, I
     9.50%, 9/15/00 - 12/15/05                              151          154

     10.00%, 11/15/00 - 9/15/05                             100          102

     10.50%, 1/15/01 - 9/15/04                               20           20

     11.00%, 8/15/00                                          1            1

Total U.S. Government Mortgage-Backed Securities
(Cost $33,413)                                                        31,953


MONEY MARKET FUNDS  6.4%

Government Reserve Investment Fund, 6.08% #              14,859       14,859

Total Money Market Funds (Cost $14,859)                               14,859

Total Investments in Securities

99.1% of Net Assets (Cost $234,982)                               $  228,240

Other Assets Less Liabilities                                          2,110

NET ASSETS                                                        $  230,350
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income -
net of distributions                                              $     (917)

Accumulated net realized gain/loss -
net of distributions                                                  (5,957)

Net unrealized gain (loss)                                            (6,742)

Paid-in-capital applicable to 46,454,867
shares of $0.01 par value capital stock
outstanding; 2,000,000,000 shares
of the Corporation authorized                                        243,966

NET ASSETS                                                        $  230,350
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $     4.96
                                                                  ----------

  #  Seven-day yield
GPM  Graduated Payment Mortgage

The accompanying notes are an integral part of these financial statements.


T. Rowe Price U.S. Treasury Long-Term Fund
--------------------------------------------------------------------------------
                                                                  May 31, 2000

Statement of Net Assets                              Par/Shares        Value
--------------------------------------------------------------------------------
                                                              In thousands

U.S. GOVERNMENT OBLIGATIONS  83.5%

U.S. Treasury Obligations  83.5%

U.S. Treasury Bonds
     6.25%, 8/15/23                                  $   20,500   $   20,276

     7.125%, 2/15/23                                     22,700       24,776

     7.25%, 5/15/16                                      33,950       36,757

     7.625%, 2/15/25                                     16,275       18,883

     8.75%, 5/15/17                                      32,500       40,195

     8.875%, 2/15/19                                     33,150       41,931

U.S. Treasury Inflation-Indexed Notes
     3.375%, 1/15/07                                      5,128        4,885

     3.625%, 7/15/02                                      2,937        2,912

U.S. Treasury Notes
     Zero Coupon, 5/15/16                                70,000       25,425

     Zero Coupon, 11/15/16                               50,000       17,639

     5.875%, 2/15/04                                      4,000        3,902

     6.125%, 12/31/01                                    13,000       12,869

Total U.S. Government Obligations (Cost $256,394)                    250,450


U.S. GOVERNMENT MORTGAGE-BACKED

SECURITIES  13.8%

U.S. Government Guaranteed Obligations  13.8%

Government National Mortgage Assn.
  I
     6.50%, 8/15/28                                       3,667        3,432

     7.50%, 1/15/28 - 12/15/29                           10,336       10,155

     8.00%, 2/15/04 - 1/15/29                             4,253        4,266

     8.50%, 12/15/05 - 6/15/26                            2,041        2,072

     9.00%, 11/15/04 - 8/15/25                            4,186        4,345

     9.50%, 8/15/09 - 12/15/17                            4,493        4,696

     10.00%, 12/15/17 - 7/15/22                             582          619

     10.50%, 5/15/13 - 7/15/19                              166          180

     11.50%, 10/15/10 - 8/15/15                              88           96

   II
     7.00%, 11/20/23 - 1/20/24                               29           28

     8.50%, 10/20/24 - 2/15/27                              894          910


Government National Mortgage Assn.
  REMIC
     6.35%, 1/20/28                                  $    5,000   $    4,384

     6.50%, 5/20/28                                       4,683        4,039

     7.00%, 5/16/24                                       2,000        1,909

     Interest Only, 8.00%, 6/16/23**                        376           65

Total U.S. Government Mortgage-Backed Securities
(Cost $43,262)                                                        41,196


MONEY MARKET FUNDS  1.7%

Government Reserve Investment Fund, 6.08% #               5,222        5,222

Total Money Market Funds (Cost $5,222)                                 5,222

Total Investments in Securities
99.0% of Net Assets (Cost $304,878)                               $  296,868

Other Assets Less Liabilities                                          2,972

NET ASSETS                                                        $  299,840
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income -
net of distributions                                              $       12

Accumulated net realized gain/loss -
net of distributions                                                  (1,441)

Net unrealized gain (loss)                                            (8,010)

Paid-in-capital applicable to 28,328,752
shares of $0.01 par value capital stock
outstanding; 2,000,000,000 shares of
the Corporation authorized                                           309,279

NET ASSETS                                                        $  299,840
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    10.58
                                                                  ----------

   ** For Interest Only securities, par amount represents notional principal on which the fund receives interest
    #  Seven-day yield
REMIC  Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of these financial statements.


T. Rowe Price U.S. Treasury Funds
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands                               Money   Intermediate      Long-Term
                                            Fund           Fund           Fund

                                      Year Ended     Year Ended     Year Ended
                                         5/31/00        5/31/00        5/31/00

Investment Income (Loss)

Interest income                        $  47,064      $  14,971      $  21,222

Expenses
  Investment management                    2,922            901          1,200
  Shareholder servicing                    1,184            470            712
  Custody and accounting                     118            111            105
  Prospectus and shareholder reports          83             26             19
  Registration                                24             33             33
  Legal and audit                             13             12             12
  Directors                                    8              6              6
  Miscellaneous                                6              4              5

  Total expenses                           4,358          1,563          2,092
  Expenses paid indirectly                   (18)            (1)            (4)

  Net expenses                             4,340          1,562          2,088

Net investment income (loss)              42,724         13,409         19,134

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities        30         (6,458)        (2,077)

Change in net unrealized gain or loss
  on securities                             --           (2,366)       (10,189)

Net realized and unrealized gain (loss)       30         (8,824)       (12,266)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                 $  42,754      $   4,585      $   6,868
                                       ---------------------------------------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price U.S. Treasury Money Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                           Year
                                                          Ended
                                                        5/31/00        5/31/99

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)                       $   42,724   $   39,311
  Net realized gain (loss)                                   30           24

  Increase (decrease) in net
  assets from operations                                 42,754       39,335

Distributions to shareholders
  Net investment income                                 (42,724)     (39,311)

Capital share transactions *
  Shares sold                                         2,512,141    3,541,154
  Distributions reinvested                               40,913       37,444
       Shares redeemed                               (2,515,619)  (3,535,263)

  Increase (decrease) in
  net assets from capital
  share transactions                                     37,435       43,335

Net Assets

Increase (decrease) during period                        37,465       43,359

Beginning of period                                     889,945      846,586
End of period                                        $  927,410   $  889,945
                                                     -----------------------

*Share information
  Shares sold                                         2,512,141    3,541,154
  Distributions reinvested                               40,913       37,444
  Shares redeemed                                    (2,515,619)  (3,535,263)

  Increase (decrease) in
  shares outstanding                                     37,435       43,335

The accompanying notes are an integral part of these financial statements.


T. Rowe Price U.S. Treasury Intermediate Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                           Year
                                                          Ended
                                                        5/31/00      5/31/99

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)                       $   13,409   $   12,593
  Net realized gain (loss)                               (6,458)       4,087

  Change in net unrealized
  gain or loss                                           (2,366)      (7,518)

  Increase (decrease) in net
  assets from operations                                  4,585        9,162

Distributions to shareholders
  Net investment income                                 (13,409)     (12,593)
  Net realized gain                                      (2,460)      (3,321)

  Decrease in net assets
  from distributions                                    (15,869)     (15,914)

Capital share transactions *
  Shares sold                                            75,533      159,141
  Distributions reinvested                               13,264       13,541
  Shares redeemed                                      (103,150)    (112,970)

  Increase (decrease) in
  net assets from capital
  share transactions                                    (14,353)      59,712

Net Assets

Increase (decrease)
during period                                           (25,637)      52,960

Beginning of period                                     255,987      203,027
End of period                                        $  230,350   $  255,987

*Share information
  Shares sold                                            14,978       29,337
  Distributions reinvested                                2,638        2,501
  Shares redeemed                                       (20,516)     (20,762)

  Increase (decrease) in
  shares outstanding                                     (2,900)      11,076

The accompanying notes are an integral part of these financial statements.


T. Rowe Price U.S. Treasury Long-Term Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                           Year
                                                          Ended
                                                        5/31/00      5/31/99

Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)                       $   19,134   $   16,425
  Net realized gain (loss)                               (2,077)       5,011
  Change in net unrealized
  gain or loss                                          (10,189)     (13,040)

  Increase (decrease) in net
  assets from operations                                  6,868        8,396

Distributions to shareholders
  Net investment income                                 (19,134)     (16,425)
  Net realized gain                                      (3,483)      (1,812)

  Decrease in net
  assets from distributions                             (22,617)     (18,237)

Capital share transactions *
  Shares sold                                            80,055      195,948
  Distributions reinvested                               21,607       17,337
  Shares redeemed                                      (119,608)    (145,759)

  Increase (decrease) in
  net assets from capital
  share transactions                                    (17,946)      67,526

Net Assets

Increase (decrease)
during period                                           (33,695)      57,685

Beginning of period                                     333,535      275,850
End of period                                        $  299,840   $  333,535
                                                     -----------------------

*Share information
  Shares sold                                             7,506       16,744
  Distributions reinvested                                2,044        1,477
  Shares redeemed                                       (11,337)     (12,318)

  Increase (decrease) in
  shares outstanding                                     (1,787)       5,903

The accompanying notes are an integral part of these financial statements.


T. Rowe Price U.S. Treasury Funds
--------------------------------------------------------------------------------
                                                                   May 31, 2000

Notes to Financial Statements

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

     T. Rowe Price U.S. Treasury Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The U.S. Treasury Money Fund (the Money Fund), and the U.S. Treasury Intermediate Fund (the Intermediate
     Fund), the U.S. Treasury Long-Term Fund (the Long-Term Fund), diversified, open-end management investment companies, are the three portfolios established by the corporation and commenced operations on June 28, 1982, September 29, 1989, and September 29, 1989, respectively. The Money Fund seeks maximum preservation of capital and liquidity and, consistent with these goals, the highest possible current income by investing principally in U.S. Treasury securities. The Intermediate Fund seeks a high level of income consistent with maximum credit protection and moderate fluctuation in principal by investing principally in U.S. Treasury securities. The Long-Term Fund seeks the highest level of income consistent with maximum credit protection by investing principally in U.S. Treasury securities.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Except for securities held by the Money Fund, securities are valued based upon market quotations. When market quotations are not readily available, these securities are valued at a representative bid price or yield equivalent as quoted by dealers who make markets in such securities. Securities held by the Money Fund are valued at amortized cost.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities (MBS), are amortized for both financial reporting and tax purposes. Premiums and discounts on all MBS are recognized upon disposition or principal repayment as gain or loss for financial reporting purposes. For tax purposes, premiums and discounts on MBS acquired on or before June 8, 1997, are recognized upon disposition or principal repayment as ordinary income. For MBS acquired after June 8, 1997, premiums are recognized as gain or loss; discounts are recognized as gain or loss, except to the extent of accrued market discount.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce each fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of U.S. government securities, other than short-term securities, for the year ended May 31, 2000, were as follows:

--------------------------------------------------------------------------------

                                        Intermediate Fund      Long-Term Fund

     U.S. government securities
         Purchases                         $  115,297,000        $ 69,146,000
         Sales                                143,301,000          93,786,000


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of May 31, 2000, the Intermediate and Long-Term Funds have capital loss carryforwards for federal income tax purposes of $842,000 and $293,000, respectively, all of which expires in 2008. The funds intend to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     In order for the Money Fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended May 31, 2000. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

     Undistributed net investment income                           $1,000
     Undistributed net realized gain                               (1,000)

     At May 31, 2000, the costs of investments for the Money, Intermediate, and Long-Term Funds for federal income tax purposes was substantially the same as for financial reporting and totaled $915,805,000, $234,982,000, and $304,878,000, respectively. For the Money Fund, amortized cost is equivalent to value; for the Intermediate and Long-Term Funds, net unrealized gain (loss) on investments was as follows:

--------------------------------------------------------------------------------

                                       Intermediate Fund      Long-Term Fund

     Appreciated investments                $    183,000        $  3,928,000
     Depreciated investments                  (6,925,000)        (11,938,000)

     Net unrealized gain (loss)             $ (6,742,000)       $ (8,010,000)


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between each fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $250,000, $71,000, and $91,000 were payable at May 31, 2000, by the Money, Intermediate, and Long-Term Funds, respectively. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.05% of average daily net assets for the Intermediate and Long-Term Funds, and a group fee. The Money Fund does not have an individual fee, only a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At May 31, 2000, and for the year then ended, the effective annual group fee rate was 0.32%. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, each fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which each fund receives certain other services. The manager computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc. is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in each fund. The Money, Intermediate, and Long-Term Funds incurred expenses pursuant to these related party agreements totaling approximately $1,041,000, $442,000, and $272,000, respectively, for the year ended May 31, 2000, of which $115,000, $48,000, and $29,000, respectively, were payable at period-end.

     Additionally, the Long-Term Fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Income Fund held approximately 58.6% of the outstanding shares of the Long-Term Fund at May 31, 2000. For the year then ended, the Long-Term Fund was allocated $461,000 of Spectrum expenses, $21,000 of which was payable at period-end.

     The funds may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the Intermediate and the Long-Term Funds for the year ended May 31, 2000, totaled $196,000 and $149,000, respectively, and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price U.S. Treasury Funds
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors of T. Rowe Price U.S. Treasury Funds, Inc. and Shareholders of U.S. Treasury Money Fund, U.S. Treasury Intermediate Fund, and U.S. Treasury Long-Term Fund

     In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of U.S. Treasury Money Fund, U.S. Treasury Intermediate Fund and U.S. Treasury Long-Term Fund (comprising T. Rowe Price U.S. Treasury Funds, Inc., hereafter referred to as the "Funds") at May 31, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     June 19, 2000


T. Rowe Price U.S. Treasury Funds
--------------------------------------------------------------------------------

     Tax Information (Unaudited) for the Tax Year Ended 5/31/00

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The Intermediate Fund's distributions to shareholders included: $2,460,000 from long-term capital gains, subject to the 20% rate gains category.

     The Long-Term Fund's distributions to shareholders included:

     o    $950,000 from short-term capital gains,

     o $2,533,000 from long-term capital gains, subject to the 20% rate gains category.


For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By  touch-tone telephone
Tele*Access  1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access


For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th  Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square


T. Rowe Price, Invest With Confidence

T. Rowe Price Investment Services, Inc., Distributor.        C07-050  5/31/00